SUBSCRIPTION AGREEMENT


                                    SUBSCRIPTION  AGREEMENT (this  "Agreement"),
                  dated as of December 13, 1999, by and among HYBRIDON, INC., a Delaware corporation (the "Company"), and the Persons listed on the signature pages hereof (the "Current Purchasers") and such other Persons that from time to time hereafter may become party hereto pursuant to Section 13.10 (the "Additional Purchasers" and, collectively with the Current Purchasers, the "Purchasers").

                  The Company desires to issue and sell to Purchasers, and Purchasers desire to purchase from the Company, Notes due 2002 (the "Notes") in substantially the form attached hereto as Exhibit A, upon and subject to the terms and conditions hereinafter set forth. As used herein, the term "Offering" shall mean the offering of Notes by the Company during the Offering Period hereinafter referred to pursuant to this Agreement and substantially similar agreements.

                  Accordingly, in consideration of the premises and the mutual agreements contained herein, Purchasers and the Company hereby agree as follows:

                  1. Purchase and Sale of the Notes. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to Purchasers, and Purchasers, severally and not jointly, hereby agree to purchase from the Company Notes. The aggregate purchase price for the respective Notes sold to each Purchaser pursuant to this Agreement shall be one hundred percent (100%) of the aggregate principal amount of such Notes. "Operative Documents" as used herein shall mean this Agreement, the Notes, the Subordination and Intercreditor Agreement of even date herewith (the "Intercreditor Agreement") and the form of Warrant Agreement attached hereto as Exhibit B (the "Warrant Agreement").

                  2.       Delivery of Notes.

                  2.1. Delivery of Notes. (a) The Company shall offer the Notes for sale. Upon receipt of subscriptions for Notes pursuant to the Offering, the Company may conduct an initial closing (any closing hereunder, a "Closing" and the date thereof, a "Closing Date") and may conduct subsequent Closings on an interim basis during the Offering Period. The Offering Period shall terminate at 12:00 noon (New York Time) on December 31, 1999, subject to extension at the sole option of the Company, for an additional 60 days (the "Termination Date").

                  (b) Contemporaneously with the execution and delivery of this Agreement by a Purchaser and pending the sale of Notes at a Closing, such Purchaser will be required to deposit the Purchase Price in escrow with the Escrow Agent (as defined in the Escrow Agreement hereinafter referred to) by wire transfer of immediately available funds for the account of the Escrow Agent made payable to Sachnoff & Weaver, 30 South Wacker Drive, 29th Floor, Chicago, Illinois, 60606, Attention Douglas Newkirk, pursuant to the terms of an escrow agreement in substantially the form attached hereto as Exhibit C (the "Escrow Agreement").

                  (c) At a Closing, the funds required for the purchase of the Notes by respective Purchasers will be released by the Escrow Agent net of any Required Deductions (as
defined in the Escrow Agreement) from the escrow account in accordance with the terms of the Escrow Agreement. The Company will promptly deliver to Purchasers the Notes to be purchased on the date of a Closing as set forth in Article 1 hereof against the receipt by the Company of the Purchase Price net of any Required Deductions from escrow in accordance with the Escrow Agreement. Each Purchaser hereby authorizes the Secured Party (as defined below) to accept delivery of Notes on such Purchaser's behalf unless the Purchaser is in attendance at such Closing. The Notes shall be registered in the Purchasers' respective names or the name of the nominee(s) of such Purchasers in denominations of $1,000 and integral multiples thereof pursuant to instructions delivered to the Company not less than two days prior to a Closing. Interest on each Note sold in the Offering shall accrue only from the date of issuance of such Note.

                  2.2. Warrants. Pursuant to the Notes, if the Company prepays the Notes (or any portions thereof), then the Company shall simultaneously issue to the holders of such prepaid Notes (or portions) warrants ("Warrants") to purchase a number of shares of Common Stock equal to the number of shares of Common Stock then issuable upon conversion of such prepaid Notes (or the prepaid portions thereof, if prepaid in part). The terms of the Warrants shall be as more fully described in the Warrant Agreement between the Company ChaseMellon Shareholder Services LLC, as Warrant Agent and the Secured Party (the "Warrant Agreement"), a form of which is attached hereto as Exhibit B.

                  3. Conditions to the Obligations of Purchasers at a Closing. The obligation of Purchasers to purchase and pay for the Notes to be purchased by Purchasers at a Closing is subject to the satisfaction on or prior to the relevant Closing Date of the following conditions, which may only be waived by written consent of the Secured Party.

                  3.1. Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects at and as of the date of such Closing as if they had been made on and as of such Closing.

                  3.2. Performance of Covenants. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or prior to the relevant Closing Date shall have been performed in a manner reasonably satisfactory to the Secured Party.

                  3.3. Closing Documents. The Company shall have delivered to the Secured Party the following:

                  (a) a certificate executed by the President or Chief Executive Officer of the Company dated the relevant Closing Date stating that the conditions set forth in Sections 3.1 and 3.2 have been satisfied; and

                  (b) a certificate of the Secretary or Assistant Secretary of the Company, dated the relevant Closing Date, certifying the attached copy of the By-laws of the Company, the authorization of the execution, delivery and performance of the Operative Documents, and the resolutions authorizing the actions to be taken by the Company under the Operative Documents.

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

                  3.4. No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  3.5. No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Notes (except as otherwise provided in this Agreement).

                  3.6. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Secured Party, including but not limited to the authorization of the issuance of the Notes, Warrants and the Note-Underlying Common Stock (as defined below).

                  4. Conditions to the Obligations of the Company at a Closing. The obligation of the Company to issue and sell Notes to Purchasers at a Closing is subject to the satisfaction of the following conditions, each of which may be waived by the Company:

                  4.1. Representations and Warranties. The representations and warranties of each Purchaser contained in this Agreement shall be true and correct when made, and shall be true and correct at and as of the date of such Closing as if they had been made on and as of such Closing.

                  4.2. No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Notes (except as otherwise provided in this Agreement).

                  5.       Creation of Security Interest.

                  5.1. Grant of Security Interest. The Company hereby grants and pledges to Youssef El-Zein (a representative designated by Pillar Investments Ltd.) or a successor representative chosen, at any time, by the holders of a majority (measured by dollar amount) of the Notes outstanding from time to time (the "Secured Party"), solely as agent for Purchasers and not in his individual capacity, a continuing security interest in all presently existing and hereafter acquired or arising assets and property of the Company described on Exhibit D hereto (the "Collateral") in order to secure prompt payment of the principal sum and interest evidenced by the Notes, and the performance by the Company of each of its obligations under this Agreement and the Notes. Such security interest shall automatically terminate upon the earlier of (i) the payment of principal and interest on the Notes and (ii) such time as the Notes are no longer outstanding (the "Security Interest Termination Date"). Purchasers hereby acknowledge and agree that the security interests granted hereby are subordinate and subject to any prior security interest in the Collateral granted by the Company, except as modified by the Intercreditor Agreement, and are subordinate and subject to any lien granted in the future to secure Operating Indebtedness of the Company. Purchasers and the Secured Party hereby agree not to exercise any of their rights with respect to the Collateral under this Agreement, at law, in equity or otherwise until the holders of Operating Indebtedness have been paid in full.


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

                  5.2. Designation of Secured Party as Agent. Purchasers, by their acceptance of the benefits of this Agreement and the Notes, hereby irrevocably designate the Secured Party to act as Secured Party with respect to this Agreement and as specified in the other Operative Documents. Each Purchaser hereby irrevocably authorizes, and each holder of any Note, by such holder's acceptance of such Note, shall be deemed irrevocably to authorize, the Secured Party to take such action on its behalf under the provisions of this Agreement and the other Operative Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to, or required of, the Secured Party by the terms hereof or thereof and such other powers as are reasonably incidental thereto. Each Purchaser, on behalf of itself and future holders of the Notes issued to such Purchaser, hereby authorizes and directs the Secured Party, from time to time in the Secured Party's discretion to take any action and promptly to execute and deliver on its behalf any document or instrument that the Company may reasonably request to effect, confirm or evidence the provisions of this Article 5, including, without limitation, the occurrence of the Security Interest Termination Date, any subordination agreement, or otherwise. In addition, Purchasers and Secured Party hereby covenant and agree promptly to execute and deliver any such document or instrument in respect of such subordination, and in respect of the occurrence of the Security Interest Termination Date, as the Company may reasonably request.

                  5.3.  Delivery  of  Additional   Documentation  Required.  The
Company shall from time to time execute and deliver to Secured Party, at the request of Secured Party, all financing statements and other documents that Secured Party may reasonably request to perfect and continue perfected Secured Party's security interests in the Collateral and in order fully to consummate all of the transactions contemplated under this Agreement, it being understood and agreed by the Purchasers and the Secured Party that the Company need not deliver possession of any Collateral to the Secured Party, take any action to perfect the security interest granted hereby other than the filing of financing statements under the Uniform Commercial Code or take any other action that would, in its sole judgment, conflict with the terms of or pertaining to any Operating Indebtedness.

                  6. Representations and Warranties of Purchasers. Purchasers hereby severally represent and warrant to the Company as follows:

                  6.1. Investment Intent. Each Purchaser recognizes that the purchase of the Notes involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company, the Notes, the Warrants, or the shares of Note-Underlying Common Stock, (iii) such Purchaser may not be able to liquidate his investment; (iv) transferability of the Notes, the Warrants and the Note-Underlying Common Stock is extremely limited; (v) in the event of a disposition of the Notes, the Warrants and the Note-Underlying Common Stock, such Purchaser could sustain the loss of his entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends on the Common Stock in the foreseeable future. Such risks are more fully set forth in the SEC Reports (as hereinafter defined).

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

                  6.2. Lack of Liquidity. Each Purchaser confirms that he or it is able (i) to bear the economic risk of this investment, (ii) to hold the Notes, the Warrants and any shares of Note-Underlying Common Stock for an indefinite period of time, and (iii) presently to afford a complete loss of his or its investment; and represents that he or it has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect such Purchaser's ability to provide for his or its current needs and possible financial contingencies, and that his or its commitment to all speculative investments is reasonable in relation to his or its net worth and annual income. Furthermore, each Purchaser acknowledges that the Warrants contain certain restrictions on exercise, voting, conversion and certain other rights, as more particularly set forth in the Warrant Agreement attached hereto as Exhibit B.

                  6.3. Knowledge and Experience. Each Purchaser hereby acknowledges and represents that such Purchaser has prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National
Association of Securities Dealers, Inc.'s (the "NASD") automated quotation system, or such Purchaser has employed at its own expense the services of an investment advisor, attorney and/or accountant to request documents from the Company pursuant to Section 6.5 hereof and to read all of the documents furnished or made available by the Company to such Purchaser and to evaluate the investment, tax and legal merits and the consequences and risks of such a transaction on such Purchaser's behalf, that such Purchaser or such professional advisor has such knowledge and experience in financial and business matters and that such Purchaser or such professional advisor is capable of evaluating the merits and risks of the prospective investment and, if applicable, satisfies the conditions set out in Rule 501(h) under the Securities Act.

                  6.4. Purchaser Capacity. Each Purchaser hereby represents that such Purchaser either by reason of such Purchaser's business or financial experience, or the business or financial experience of such Purchaser's professional advisors (who are unaffiliated with, and who are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect such Purchaser's own interests in connection with the transaction contemplated hereby.

                  6.5. Receipt of Information. Each Purchaser hereby acknowledges that such Purchaser has carefully reviewed (a) the SEC Reports and
(b) this Agreement and all attachments to it, and hereby represents that such Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company which such Purchaser or its representative has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, the Notes, the Warrants and the Note-Underlying Common Stock and the affairs of the Company and has received any additional information which such Purchaser or its representative has requested.

                  6.6. Reliance on Information. Each Purchaser has relied solely upon the information provided by the Company in the SEC Reports and in this Agreement in making the decision to invest in the Notes. To the extent necessary, each Purchaser has retained, at the sole expense of such Purchaser, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the


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

Notes, its potential acquisition of the Warrants and the conversion of the Notes into, or exercise of the Warrants for, Note-Underlying Common Stock.

                  6.7. No Solicitation. Each Purchaser represents that (i) such Purchaser was contacted regarding the sale of the Notes by the Company (or an authorized agent or representative thereof) with whom such Purchaser had a prior substantial pre-existing relationship and (ii) no Notes were offered or sold to such Purchaser by means of any form of general solicitation or general advertising, and in connection therewith no Purchaser (A) received or reviewed any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attended any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

                  6.8. Registration. Each Purchaser hereby acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D. No Purchaser shall sell or otherwise transfer the Notes, the
Warrants or any Note-Underlying Common Stock unless such securities are registered under the Securities Act or unless an exemption from such registration is available.

                  6.9. Purchase for own Account. Each Purchaser understands that neither the Notes nor the Warrants nor any shares of Note-Underlying Common Stock have been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon such Purchaser's investment intention. In this connection, each Purchaser hereby represents that such Purchaser is purchasing Notes for such Purchaser's own account for investment and not with a view toward the resale or distribution to others or for resale in connection with, any distribution or public offering (within the meaning of the Securities Act), nor with any present intention of distributing or selling the same and such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof. No Purchaser, if an entity, was formed for the purpose of purchasing the Notes.

                  6.10. Holding Period. Nothing in this Section 6.10 shall be construed to relieve the Company of its registration obligations pursuant to
Section 12, hereof. Each Purchaser understands that there is no public market for the Notes or the Warrants and that no market is expected to develop for any such Notes or Warrants. Each Purchaser understands that even if a public market develops for such Notes or Warrants, reliance upon Rule 144 under the Securities Act for resales requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. Each Purchaser understands and hereby acknowledges that the Company is under no obligation to register any of the Notes or any Warrants under the Securities Act or any applicable non-United States, state securities or "blue sky" laws. Each Purchaser shall hold the Company and its directors, officers, employees, controlling persons and agents and the Secured Party and their respective heirs, representatives, successors and assigns harmless from, and shall indemnify them against, all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by such Purchaser contained in this Agreement (including in Article 14 hereof), (ii) any sale or distribution by such

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

Purchaser in violation of the Securities Act or any applicable non-United States, state securities or "blue sky" laws or (iii) any untrue statement made by such Purchaser.

                  6.11. Legends. Each Purchaser consents to the placement of the legend set forth below on any certificate or other document evidencing the
Notes:

                  THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND AN INTERCREDITOR AGREEMENT, COPIES OF WHICH ARE AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE
                  SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM
                  THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

                  THE SECURED PARTY (AS DEFINED IN THE SUBSCRIPTION AGREEMENT) IS THE EXCLUSIVE AGENT OF THE HOLDER OF THIS NOTE WITH RESPECT TO CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT; THE SECURED PARTY, IN HIS SOLE DISCRETION, MAY TAKE OR FOREBEAR FROM TAKING CERTAIN ACTIONS HEREUNDER AND UNDER THE SUBSCRIPTION AGREEMENT ON BEHALF OF THE HOLDERS OF NOTES.

Each Purchaser further consents to the placement of one or more restrictive legends on the Warrants and the Note-Underlying Common Stock as required by applicable securities laws. Each Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Notes, Warrants and Note-Underlying Common Stock.

                  6.12. Financial Review. Each Purchaser understands that the Company will review this Agreement and is hereby given authority by each Purchaser to call such Purchaser's bank or place of employment or otherwise review the financial standing of such Purchaser; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without

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

further documentation or agreement on the part of such Purchaser, to reject or limit any purchase, and to close the Offering to such Purchaser at any time.

                  6.13. Residence of Purchaser. Each Purchaser hereby represents that the address of such Purchaser furnished by such Purchaser on the signature page hereof is such Purchaser's principal residence if such Purchaser is an individual or its principal business address if it is a corporation or other entity.

                  6.14. Power and Authority. Each Purchaser represents that such Purchaser has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Notes, the Warrants and any shares of Note-Underlying Common Stock. This Agreement constitutes the legal, valid and binding obligation of each Purchaser, enforceable against such Purchaser in accordance with its terms.

                  6.15. Plans. If a Purchaser is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account or other entity, then subject to the terms contained in this Agreement
(a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  6.16. NASD. Each Purchaser acknowledges that if he or she is a registered representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 14.3 below.

                  6.17. Securities Laws. Each Purchaser acknowledges that at such time, if ever, as the Notes, the Warrants or Note-Underlying Common Stock are registered, sales of the Notes, the Warrants and Note-Underlying Common Stock will be subject to applicable non-United States and state securities laws, including, without limitation, those of the State of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  6.18. Brokers. Each Purchaser represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

                  6.19. Recent Financing Activities. Each Purchaser acknowledges that it is aware of the following recent financing activities of the Company that have not yet been disclosed in the SEC Reports, and that such Purchaser has had the opportunity to review the agreements and instruments relating thereto, and to ask questions of the Company regarding the same: (a) an aggregate of $1,000,000 principal amount of promissory notes were sold to E. Andrews Grinstead III, who is the Company's President and Chief Executive Officer, at face value during September 1999; (b) an additional $500,000 principal amount of promissory notes

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

were sold to E. Andrews  Grinstead III, at face value during  November 1999; and
(c) an aggregate of approximately $455,000 of debt was sold to purchasers in a private placement transaction in October 1999, which debt will, on December 31, 1999, automatically convert into either Notes or preferred stock of the Company having the terms set forth in the term sheet attached hereto as Exhibit E.

                  6.20. Beneficial Owner. Each Purchaser, whose name appears on the signature line below, will be the beneficial owner of the Notes that such Purchaser acquires.

                  6.21. Accredited Investor. Each Purchaser represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D.

                  6.22.   Reliance  on  Representation   and  Warranties.   Each
Purchaser understands that the Notes are being offered and sold to the undersigned in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Notes, the Warrants and the Note-Underlying Common Stock.

                  6.23.    Reserved.

                  6.24. Abdication of Rights to Secured Party. Each Purchaser acknowledges that such Purchaser has irrevocably designated Secured Party to act on such Purchaser's behalf with respect to the Notes, the Warrants and the Collateral, under the Notes, the Warrant Agreement and this Agreement. Each Purchaser further acknowledges and accepts that the actions of Secured Party on such Purchaser's behalf may be materially different than how such Purchaser would have acted in such Purchaser's own capacity, and that such Purchaser may be materially and adversely affected thereby.

                  7.       [Reserved]

                  8. Representation, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to each Purchaser that all reports required to be filed by the Company since and including the most recent filing of the Company's Annual Report on Form 10-K, to and including the relevant Closing Date (collectively, the "SEC Reports") have been duly filed with the Securities and Exchange Commission, complied at the time of filing in all material respects with the requirements of their respective forms and were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  9.       [Reserved]

                  10.      Secured Party's Rights and Remedies

                  10.1. Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default (as defined in the Note), the Secured Party may, in addition to the remedies pursuant to Section 6 of the Notes, at its election, without notice of its election and without demand, take any action permitted by law, including the exercise of any rights accorded a secured creditor under the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts at such time.

                  11. Certain Definitions. For the purposes of this Agreement the following terms have the respective meanings set forth below:

                  11.1. "Business Day" means a Monday through Friday on which banks are generally open for business in New York, Massachusetts and California.

                  11.2. "Common Stock" means the Company's common stock, par value $.001 per share.

                  11.3. "Note-Underlying Common Stock" shall mean the Common Stock issuable upon conversion of, or in lieu of cash interest on, the Notes and any Common Stock issuable upon exercise of any Warrants that may be issued upon prepayment of Notes.

                  11.4. "Offering" shall have the meaning ascribed to such terms in the first paragraph of this Agreement.

                  11.5. "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                  11.6. "Regulation D" means Regulation D promulgated under the Securities Act.

                  11.7. "Secured Party" shall have the meaning ascribed to such term in Section 5.1.

                  11.8. "Securities Act" means, as of any given time, the Securities Act of 1933, as amended, or any similar federal law then in force.

                  11.9. "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  11.10. "Operating Indebtedness" means the principal of (and premium, if any) and accrued interest on (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) all reimbursement obligations and other liabilities (contingent or otherwise) with respect to letters of credit, bank guarantees or bankers' acceptances, and any amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation. Notwithstanding the foregoing, the Operating Indebtedness shall not include any such obligations or liabilities to the extent they exceed $1,000,000 in the aggregate at any time outstanding.

                  11.11. "SEC Reports" shall have the meaning ascribed thereto in Article 8.

                  11.12. "Transfer Restricted Securities" means each Warrant, each Note and, if any Note has been converted or any Warrant has been exercised, the Note-Underlying Common Stock issued upon such conversion or exercise, until the earlier of (a) the date on which such Note, Warrant or Note-Underlying Common Stock, as applicable, has been effectively registered under the Securities Act and disposed of pursuant to, and in accordance with, an effective registration statement under the Securities Act, (b) the date on which such Note, Warrant or Note-Underlying Common Stock, as applicable, is distributed to the public pursuant to Rule 144 or any other applicable exemption under the Securities Act without additional restriction upon public resale or (c) at such time as such Note, Warrant or Note-Underlying Common Stock, as applicable, may be sold by a Holder under Rule 144(k).

                  12.      Registration Rights.

                  12.1 As used in this Article 12, the following terms shall have the following meanings:

                  (a) "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by, or under direct or indirect common control with, such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                  (b)      [Reserved].

                  (c) "Holders" shall mean the Purchasers and any person holding Registrable Securities or any person to whom the rights under Article 12 have been transferred in accordance with Section 12.10 hereof.

                  (d)      [Reserved]

                  (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (f) "Registrable Securities" shall mean the shares of Common Stock issuable upon conversion of the Notes; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they
(A) have not been disposed of pursuant to a registration statement declared effective by the Securities and Exchange Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to Section 12.10 or (D) are not freely tradeable without limitations as to volume or filing requirements under applicable federal securities laws.

                  (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 12.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the fees of legal counsel for any Holder).

                  (h) "Registration Statement" shall have the meaning ascribed to such term in Section 12.2.

                  (i) "Registration Period" shall have the meaning ascribed to such term in Section 12.4.

                  (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

                  12.2. The Company shall use its reasonable best efforts to file a "shelf" registration statement on the appropriate form (the "Registration Statement") with the Securities and Exchange Commission, by ninety (90) days after the Termination Date and shall use its reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) prior to the date which is two hundred ten
(210) days after the Termination Date. Notwithstanding the foregoing, the Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

                  12.3. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 12.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered; provided that if a Holder uses its own legal counsel in addition to one counsel for all of the Holders of securities registered on behalf of the Holders, such Holder shall bear the cost of such counsel.

                  12.4. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense the Company shall:

                  (a) use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities, and the registration rights of a

Holder shall expire, upon the earlier of (i) such time as the Holder may sell under Rule 144(k) under the Securities Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder and (ii) November 30, 2002. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration Period."; and

                  (b)      advise the Holders:

                  (i) when the Registration Statement or any amendment thereto has been filed with the Securities and Exchange Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                  (iii)  of  the  issuance  by  the   Securities   and  Exchange
Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                  (vi) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                  (vii) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Securities and Exchange Commission;

                  (viii) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable

Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters;

                  (ix) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

                  (x) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                  (xi) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                  (xii) upon the occurrence of any event contemplated by Section 12.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (xiii) use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  12.5. Delay Periods; Suspension of Sales. Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section
12.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable; provided that the Company makes such determination and applies such halts of offers and sales uniformly and universally to all Persons then offering shares of Common Stock pursuant to effective Registration Statements (including Registration Statements on Forms S-4 and S-8).

                  12.6. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 12.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  12.7. (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the
Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Subsection 12.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act or in the prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                  (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Subsection 12.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                  (c) Each party entitled to indemnification  under this Section
12.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) If the indemnification provided for in this Section 12.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  12.8. (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 12.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 12.

                  (c) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and
(ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

                  (d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Article 12 are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such

Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                  (e) Each Holder shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other applicable rule, regulation or law.

                  (f) At the end of the Registration Period, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

                  12.9. With a view to making available to the Holders the benefits of certain rules and regulations of the Securities and Exchange Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

                  (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  (b) to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (c) so long as a Holder owns any unregistered Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a Holder to sell any such securities without registration.

                  12.10. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 12.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer involves not fewer than the fewer of all or 20,000 shares of such Holder's Registrable Securities, (iii) such Holder gives prior written notice to the Company; and (iv) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 12.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

                  12.11. With the written consent of the Company and the Secured Party, any provision of this Article 12 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof.

                  13.      Miscellaneous.

                  13.1. Amendments and Waivers. (a) This Agreement and all exhibits and schedules hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company and the Secured Party, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Secured Party. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

                  (b) After an amendment or waiver becomes effective it shall bind every holder of a Note regardless of whether such holder held such Note at the time such amendment or waiver became effective, or subsequently acquired such Note.

                  13.2. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Purchasers and their successors and registered assigns. The provisions hereof which are for Purchasers' benefit as purchasers or holders of the Notes are also for the benefit of, and enforceable by, any subsequent registered holder of such Notes.

                  13.3. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

                           If to the Company:

                           Hybridon, Inc.
                           155 Fortune Boulevard
                           Milford, MA  01757
                           Attn: E. Andrews Grinstead, III

                           If to Secured Party or Purchasers:

                           c/o Pillar
                           28 Avenue de Messine
                           75008 Paris, France; and
                           c/o Pecks Management
                           1 Rockefeller Plaza, Suite 900
                           Attn: Art Berry
                           New York, NY  10020; and

                           c/o Forum Capital Markets
                           53 Forest Avenue
                           Old Greenwich, CT  06870
                           Attn: Hal Purkey

                  13.4. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of Massachusetts without giving effect to such State's principles of conflict of laws.

                  13.5. Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts (or facsimile copies thereof) shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

                  13.6. Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

                  13.7. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

                  13.8. Exculpation Among Purchasers. Each Purchaser acknowledges and agrees that it is not relying upon any other Purchaser, or any officer, director, employee partner or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company or in monitoring such investment. Each Purchaser agrees that no Purchaser nor any controlling person, officer, director, stockholder, partner, agent or employee of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the securities, or both.

                  13.9. Actions by Purchasers. Any actions permitted to be taken by the Secured Party and any consents required to be obtained from the same under this Agreement, may be taken or given only by the Secured Party and if the Secured Party takes any action or grants any consent, such action or consent shall be deemed given or taken by all holders or Purchasers' who shall be bound by the decision or action taken by the Secured Party without any liability on the part of the Secured Party to any holder or Purchasers of securities hereunder.

                  13.10. Additional Purchasers. Upon the execution and delivery by any Person of this Agreement after the date hereof with the written consent of the Company, such Person shall be referred to as an Additional Purchaser and shall become a Purchaser, and each reference in this Agreement to "Purchaser" shall also mean and be a reference to such Additional Purchaser.

                  14.      Confidential Investor Questionnaire.

                  14.1. Each Purchaser represents and warrants that he, she or it comes within one of category A through H below. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A:              The  undersigned  is an individual  (not a partnership,
                         corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds
                         $1,000,000.

                                    Explanation.  In  calculating  net worth you
                                    may include equity in personal  property and
                                    real  estate,   including   your   principal
                                    residence,   cash,  short-term  investments,
                                    stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B:              The  undersigned  is an individual  (not a partnership,
                         corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C:              The  undersigned is a director or executive  officer of
                         the Company which is issuing and selling the Notes.

Category D:              The   undersigned   is  a  bank;  a  savings  and  loan
                         association;  insurance company;  registered investment
                         company;   registered  business   development  company;
                         licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

Category                 E: The  undersigned is a private  business  development
                         company  as  defined  in  section   202(a)(22)  of  the
                         Investment Advisors Act of 1940.


Category F: The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Notes and with total assets in excess of $5,000,000.

Category G: The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H: The undersigned is an entity (other than a trust) all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

                  14.2.    Manner in Which Title Is To Be Held. (circle one)

                           (a)      Individual Ownership
                           (b)      Community Property
                           (c)      Joint Tenant with Right of
                                    Survivorship (both parties
                                    must sign)
                           (d)      Partnership*
                           (e)      Tenants in Common
                           (f)      Company*
                           (g)      Trust*
                           (h)      Other

         *If Notes are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

                  14.3.    NASD Affiliation.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________              No __________

If Yes, please describe:

_______________________________________________

_______________________________________________

_______________________________________________

*If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges  receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


__________________________________
Name of NASD Member Firm

By: ______________________________
         Authorized Officer

Date: ____________________________

                  14.4. Reliance on Confidential Investor Questionnaire. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article 14 and such answers have been provided under the assumption that the Company will rely on them.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year indicated.

                                             [Signature Page for each Purchaser]

$_____________ principal amount of Notes, at face value, for an aggregate of $___________ (the "Purchase Price")

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Subscription Agreement (the "Purchase Agreement") by and among Hybridon, Inc. (the "Company") and the Purchasers (as defined therein), as to the aggregate principal amount of Notes set forth above and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

--------------------------------         ---------------------------------
Signature                                Signature (if purchasing jointly)

--------------------------------         ---------------------------------
Name Typed or Printed                    Name Typed or Printed

--------------------------------         ---------------------------------
Entity Name                              Entity Name

--------------------------------         ---------------------------------
Address                                  Address

--------------------------------         ---------------------------------
City, State and Zip Code                 City, State and Zip Code

--------------------------------         ---------------------------------
Telephone-Business                       Telephone--Business

--------------------------------         ---------------------------------
Telephone-Residence                      Telephone--Residence

--------------------------------         ---------------------------------
Facsimile-Business                       Facsimile--Business

--------------------------------         ---------------------------------
Facsimile-Residence                      Facsimile--Residence

--------------------------------         ---------------------------------
Tax ID # or Social Security #            Tax ID # or Social Security #

Dated: ___________ _____, ___

                  This   Agreement   is   agreed   to   and   accepted   as   of
___________________, ____.

                                               HYBRIDON, INC.

                                               By:__________________________
                                                  Name:
                                                  Title:

                            CERTIFICATE OF SIGNATORY


                          (To be completed if Notes are
                       being subscribed for by an entity)


                  I,   ___________________,   am   the   ________________   (the
"Entity"). I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement, dated as of , and to purchase and hold the Notes, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

                  IN WITNESS WHEREOF, I have set my hand this ____ day of _________________, ____.


     ______________________________
     (Signature)